BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated January 15, 2016 to the

Capital Shares

Premium Shares

Select Shares

Trust Shares

Prospectuses, Summary Prospectuses and Statement of Additional Information

of the Fund, dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved a proposal to close Capital Shares, Premium Shares, Select Shares and Trust Shares of the Fund to new share purchases. Accordingly, effective as of the close of business on March 1, 2016 (the “Effective Date”), the Fund will no longer accept purchase orders for Capital Shares, Premium Shares, Select Shares and Trust Shares. Shareholders may continue to redeem Capital Shares, Premium Shares, Select Shares and Trust Shares of the Fund following the Effective Date.

Shareholders should retain this Supplement for future reference.

SPSAI-CF-INS-0116SUP